--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------------

[PHOTO OMITTED]

R. Robin Menzies,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies domiciled outside the United States

Inception: February 8, 1991

Net Assets at June 30, 2002: $235,597,901

Q:    How did the Fund perform?

A: In the first six months of 2002, the Fund's total return was -2.36%,(1) compared with the total return of -1.38% of the MSCI EAFE Index.(2) The relatively benign fall in the Index disguises much larger declines in many individual markets, and, for the first time in a long period, returns to U.S. investors were aided by the weakness of the dollar. In local currency terms, the MSCI EAFE Index had a total return of -9.32%. The Asian markets performed better than European ones. The MSCI Japan Index had a total return of 8.27% (but in local currency terms fell by 0.98%) and the MSCI Pacific ex-Japan Index had a total return of 1.72%, while the MSCI Europe Index had a total return of -4.33%.(3) MSCI sector returns were even more widely varied than country returns. More cyclical, "old economy" sectors like food, tobacco, materials, autos and energy produced positive returns, while the most pain was experienced once again in technology-related sectors. The Software and Services and Telecommunication Services sectors both fell by more than 20%.

Q:    What factors affected the Fund's performance?

A: The Fund performed less well than the MSCI EAFE Index mainly due to relatively poor stock selection in Japan. Favorable factors included having a below-index weight in the Telecommunications Services sector and an above-index weight in Food, Beverages, and Tobacco, as well as a small exposure to emerging markets.

Q:    What is your outlook for the future?

A: The economic recovery that we expected six months ago has appeared, but not in a very strong manner. At the same time, interest rates and inflation have remained low. This should have been a reasonable environment for equities. This has not been reflected in the markets mainly because of the serious blows to investor confidence that have been administered by bankruptcies in the telecommunications sector and concerns over the veracity of profit statements. While the valuations of equities are more reasonable following their falls over the last two and a half years, we have no way of telling when investors will want to increase their appetite for risk.

      The one new and positive factor in the case for international investing is the weakness of the dollar. The period of dollar strength appears to have drawn to a close, lessening the appetite of foreigners for investing in the U.S. and, it is to be hoped, encouraging more U.S. investors to venture abroad. We will continue to concentrate on finding well-run and fundamentally strong companies for the Fund.

================================================================================
"We will continue to concentrate on finding well-run and fundamentally strong companies for the Fund."
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Pacific ex-Japan Index is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The MSCI Europe Index is generally considered to be representative of European stock market activity. The returns for these indexes do not reflect the fees and expenses applicable to mutual funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
----------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year ................................................................  -11.29%
3 Years ...............................................................   -5.85%
5 Years ...............................................................    0.47%
10 Years ..............................................................    6.18%
Since Inception (2/8/91) ..............................................    7.70%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Portfolio Composition by Geographical Location
                               as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

                  Asia Pacific                         6.81%
                  U.K.                                23.69%
                  Continental Europe                  45.35%
                  Emerging Markets                     1.85%
                  Japan                               18.74%
                  Cash                                 3.56%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      Top Ten Holdings as of June 30, 2002

                                              Percent of
      Company                              Total Net Assets     Industry Sector                 Country
--------------------------------------------------------------------------------------------------------------
 1.   GlaxoSmithKline PLC                       3.76%           Pharmaceuticals                 United Kingdom
--------------------------------------------------------------------------------------------------------------
 2.   Total Fina Elf S.A.                       3.40%           Oil and Gas                     France
--------------------------------------------------------------------------------------------------------------
 3.   BP Amoco PLC                              3.04%           Oil and Gas                     United Kingdom
--------------------------------------------------------------------------------------------------------------
 4.   Sanofi-Synthelabo S.A.                    2.70%           Pharmaceuticals                 France
--------------------------------------------------------------------------------------------------------------
 5.   Novartis AG                               2.34%           Pharmaceuticals                 Switzerland
--------------------------------------------------------------------------------------------------------------
 6.   Swiss Reinsurance                         2.27%           Insurance                       Switzerland
--------------------------------------------------------------------------------------------------------------
 7.   Brisa-Auto Estradas de Portugal S.A.      2.03%           Transportation Infrastructure   Portugal
--------------------------------------------------------------------------------------------------------------
 8.   BNP Paribas S.A.                          1.96%           Banks                           France
--------------------------------------------------------------------------------------------------------------
 9.   Imperial Tobacco                          1.94%           Tobacco                         United Kingdom
--------------------------------------------------------------------------------------------------------------
10.   Diageo PLC                                1.89%           Beverages                       United Kingdom
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-----------------------------------------

[PHOTO OMITTED]

Edward H. Hocknell,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets

Inception: October 17, 1994

Net Assets at June 30, 2002: $65,352,717

Q:    How did the Fund perform in the first six months of 2002?

A: The Fund's total return was 6.10%(1) in the first six months of 2002, which compares very favorably with a small increase of 0.70% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index,(2) expressed in dollars.

      After a strong start to the year, emerging markets have followed the general malaise of their developed peers through the second quarter. However, in the year to date they remain well ahead of developed markets: a rise of 0.7% in the six months ended June 30, 2002 compared to a 9.5% decline in the MSCI World Index(3) in dollars. Developing region returns have varied significantly:
Europe, the Middle East and Africa (EMEA) fell 2.4% and Latin America plunged 22%.(4)

Q:    What factors affected the Fund's performance and what was your strategy?

A: Share prices, buoyed in the first quarter by the anticipation of an economic recovery, have succumbed to reality. However, economic conditions and corporate announcements have generally improved with the exception of Latin America. The latter is suffering from a mixture of economic and political disquiet resulting in currency weakness. A feature of recent months has been the rise in corporate activity, most notably there has been opportunism in capital raising.

      Stock selection during the period has been marginally positive, particularly in South Africa, where export-oriented metals companies have performed well. Elsewhere, gains made in Asian mid-cap and technology-related stocks in the first few months of the year have been pared back in the second quarter.

Q:    What is your outlook for the future?

A: Looking forward, the economic recovery in Asia continues to make progress, closely followed by improvements in Europe. Latin America remains the laggard and currency weakness has been a feature. With the results season behind us, corporate announcements are likely to be less influential in the coming months, although companies may continue with their opportunistic capital raising of recent months.

================================================================================
"For the rest of the year, we feel reasonably optimistic that emerging markets may continue to outperform developed markets, and may indeed generate solid absolute returns."
================================================================================

      For the rest of the year, we feel reasonably optimistic that emerging markets may continue to outperform developed markets, and may indeed generate solid absolute returns. The basis for this positive outlook is the return of economic growth, the trend of rising returns on equity, very favorable global liquidity conditions and the statistical cheapness of emerging markets in a global context. We believe that emerging markets may be less dependent on western economies than they have been in recent years, and that the potential for domestically generated growth has been improving. Overall, conditions for investment look promising and many individual stocks appear attractive.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries of Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and its returns do not reflect the fees and expenses that apply to mutual funds.
(3) The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that is generally considered to be representative of global stock market activity of the developed markets. The MSCI World Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(4) As measured by The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year .................................................................   4.55%
3 Years ................................................................   2.73%
5 Years ................................................................  -2.78%
Since Inception (10/17/94) .............................................   1.74%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Portfolio Composition by Geographical Location
                               as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

                 Cash                                 2.01%
                 South Africa                         9.99%
                 Latin America                       18.65%
                 Asia                                56.96%
                 Europe, Middle East, and Africa     12.39%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           Top Ten Holdings as of June 30, 2002

                                            Percent of
    Company                              Total Net Assets   Industry Sector                                  Country
-------------------------------------------------------------------------------------------------------------------------
 1. Samsung Electronics Co. Ltd. GDR          4.09%         Semiconductor Equipment and Products             South Korea
-------------------------------------------------------------------------------------------------------------------------
 2. Kookmin Bank ADR                          3.45%         Banks                                            South Korea
-------------------------------------------------------------------------------------------------------------------------
 3. Anglo American PLC                        3.42%         Metals and Mining                                South Africa
-------------------------------------------------------------------------------------------------------------------------
 4. SK Telecom Co. Ltd.                       3.18%         Wireless Telecommunication Services              South Korea
-------------------------------------------------------------------------------------------------------------------------
 5. United Microelectronics Corp.             2.91%         Semiconductor Equipment and Products             Taiwan
-------------------------------------------------------------------------------------------------------------------------
 6. Iscor Ltd.                                2.72%         Metals and Mining                                South Africa
-------------------------------------------------------------------------------------------------------------------------
 7. China Mobile (Hong Kong) Ltd.             2.60%         Wireless Telecommunication Services              Hong Kong
-------------------------------------------------------------------------------------------------------------------------
 8. Taiwan Semiconductor Mfg. Co. Ltd.        2.36%         Semiconductor Equipment and Products             Taiwan
-------------------------------------------------------------------------------------------------------------------------
 9. YUKOS Corp. ADR                           1.96%         Oil and Gas                                      Russia
-------------------------------------------------------------------------------------------------------------------------
10. Infosys Technology Ltd.                   1.89%         Information Technology Consulting and Services   India
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization at time of initial purchase

Inception: July 16, 1997

Net Assets at June 30, 2002: $276,949,437

Q:    How did the Fund perform during the first six months of 2002?

A: The Fund outperformed the benchmark Russell 2000 Index(1) by 2.87% during the first half of the year, with a decline of 1.83%(2) versus a 4.70% drop for the Index. The Fund has achieved this excess return with lower volatility(3) than the Russell 2000. Year-to-date relative outperformance has been driven primarily by stock selection. Performance was helped by avoiding the extremely weak telecommunications sector altogether. We were hurt by being slightly overweight in the technology sector, which has continued to be weak, though this was offset by our successfully choosing stocks which performed relatively well compared to the rest of the sector. In addition, our stock selection within the consumer cyclicals, healthcare and energy sectors also benefited performance.

Q:    What was your investment strategy?

A: As we entered 2002, we expected a continuation of high stock market volatility, and we have certainly experienced that. A slower-than-expected economic recovery combined with growing investor mistrust in corporate executives - fueled by numerous revelations of accounting fraud and other malfeasance - combined to drop major U.S. stock indexes back to near post-9/11 levels. Small cap stocks have experienced less direct impact than large cap stocks from these scandals, at least to this point, and continued to outperform larger companies during the first half of 2002 despite experiencing declines on an absolute basis. The benchmark Russell 2000 Index declined by 4.7%, versus a 13.15% drop for the S&P 500 Index.(4)

      Against this backdrop of great uncertainty, we remained broadly diversified across market sectors, focusing our efforts on choosing high-quality companies. In evaluating "quality", we examine a company's financial strength, management skill, and whether reported earnings are exceeded by operating cash flow (a measure commonly referred to as the "quality of earnings", because it helps us to judge the true economic health of the underlying business). This approach has served us well in the volatile, declining market thus far in 2002. In anticipation of an eventual market recovery, we did add exposure to more cyclically-sensitive growth companies in areas such as technology and consumer cyclicals - too soon, as it turned out. But even in these more cyclical, market-sensitive companies, we continue to emphasize financial quality metrics such as strong balance sheets and sound managements, in the belief that the better companies will emerge even stronger in the next upswing.

Q:    What is your outlook for the future?

A: We believe that the economy will continue to improve, albeit gradually. The stock market will probably remain extremely volatile in the near term, and it is impossible to predict when investor sentiment will improve - an essential ingredient for a sustainable market recovery. On the positive side, there is a great deal of monetary and fiscal stimulus already in the economy, and with inflation remaining benign the Federal Reserve Board shows no signs of raising short-term rates anytime soon. To maintain balance amid these crosscurrents, The Guardian

================================================================================
"...we remained broadly diversified across market sectors, focusing our efforts on choosing high-quality companies."
================================================================================

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(3) Annualized volatility is measured by using standard deviation on an annualized basis. Standard devidation is a volatility measure of the dispersion of daily returns around the average return. For the six month period ended June 30, 2002, the Fund's annualized volatility was 15.0% versus a 18.2% annualized volatility for the Russell 2000.
(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses applicable to mutual funds.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Small Cap Stock Fund remains broadly diversified across market sectors, with a slight overweight in cyclical growth technology and consumer stocks. I expect these holdings to report improving year-over-year earnings growth by the beginning of 2003, and to outperform other small cap stocks in anticipation of those stronger earnings when the overall stock market begins to recover.

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
-----------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year .................................................................  -4.30%
3 Years ................................................................   5.79%
Since Inception (7/16/97) ..............................................   4.87%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                               as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

                Utilities                                 1.55%
                Materials                                 4.51%
                Financials                               22.71%
                Health Care                              10.29%
                Energy                                    4.79%
                Consumer Staples                          5.03%
                Consumer Discretionary                   20.00%
                Industrials                              10.77%
                Cash                                      2.62%
                Information Technology                   17.73%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2002

                                                                      Percent of
                                                                        Total
      Company                                                         Net Assets
--------------------------------------------------------------------------------
 1.   American Axle & Mfg. Hldgs., Inc.                                 1.84%
--------------------------------------------------------------------------------
 2.   Beazer Homes USA, Inc.                                            1.69%
--------------------------------------------------------------------------------
 3.   OM Group, Inc.                                                    1.66%
--------------------------------------------------------------------------------
 4.   Cost Plus, Inc                                                    1.56%
--------------------------------------------------------------------------------
 5.   Argosy Gaming Co.                                                 1.35%
--------------------------------------------------------------------------------
 6.   Taro Pharmaceutical Inds. Ltd.                                    1.34%
--------------------------------------------------------------------------------
 7.   Skywest, Inc.                                                     1.32%
--------------------------------------------------------------------------------
 8.   Province Healthcare Co.                                           1.31%
--------------------------------------------------------------------------------
 9.   MAXIMUS, Inc.                                                     1.30%
--------------------------------------------------------------------------------
10.   Cumulus Media, Inc.                                               1.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 97.1%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Australia -- 4.2%
   Banks -- 1.2%
        93,900   Australia and NZ Banking Group Ltd.              $   1,019,870
        95,258   National Australia Bank                              1,898,680
   Beverages -- 0.3%
       254,300   Fosters Brewing Group                                  675,827
   Commercial Services and Supplies -- 0.8%
       338,260   Brambles Industries Ltd.                             1,797,917
   Containers and Packaging -- 0.4%
       227,966   Amcor Ltd.                                           1,057,655
   Food and Drug Retailing -- 0.5%
       154,000   Coles Myer Ltd.                                        574,885
        71,300   Woolworths Ltd.                                        527,913
   Media -- 0.3%
       135,000   News Corp. Ltd.                                        735,794
   Metals and Mining -- 0.7%
       294,356   BHP Billiton Ltd.                                    1,707,093
                                                                  -------------
                                                                      9,995,634
-------------------------------------------------------------------------------
Belgium -- 2.5%
   Beverages -- 1.2%
        96,610   Interbrew                                            2,768,432
   Food and Drug Retailing -- 1.3%
        64,600   Delhaize Le Lion S.A.                                3,024,774
                                                                  -------------
                                                                      5,793,206
-------------------------------------------------------------------------------
Denmark -- 1.6%
   Banks -- 0.8%
       110,490   Danske Bank AS *                                     2,030,918
   Pharmaceuticals -- 0.8%
        55,390   Novo Nordisk AS                                      1,830,418
                                                                  -------------
                                                                      3,861,336
-------------------------------------------------------------------------------
Finland -- 0.6%
   Communications Equipment -- 0.6%
       101,800   Nokia OYJ                                            1,487,177
-------------------------------------------------------------------------------
France -- 12.7%
   Banks -- 2.0%
        83,745   BNP Paribas S.A. *                                   4,622,892
   Beverages -- 0.9%
        22,050   Pernod-Ricard S.A.                                   2,156,190
   Electrical Equipment -- 0.8%
        34,586   Schneider Electric S.A. *                            1,856,372
   Media -- 0.7%
        57,300   Publicis Groupe S.A. *                               1,578,713
   Oil and Gas -- 3.4%
        49,500   Total Fina Elf S.A.                                  8,021,836
   Personal Products -- 1.1%
        33,270   L'Oreal S.A.                                         2,590,876
   Pharmaceuticals -- 3.8%
        37,760   Aventis S.A.                                         2,670,673
       104,690   Sanofi-Synthelabo S.A.                               6,357,007
                                                                  -------------
                                                                     29,854,559
-------------------------------------------------------------------------------
Germany -- 5.1%
   Banks -- 1.3%
        45,100   Deutsche Bank AG                                     3,129,796
   Diversified Financials -- 1.4%
        52,780   Deutsche Boerse AG                                   2,242,402
        36,360   Marschollek, Lautenschlaeger
                   und Partner AG                                     1,132,603
   Electronic Equipment and Instruments -- 0.7%
        47,768   Epcos AG *                                           1,558,590
   Health Care Providers and Services -- 1.0%
        54,876   GEHE AG                                              2,288,177
   Software -- 0.7%
        17,110   SAP AG                                               1,673,968
                                                                  -------------
                                                                     12,025,536
-------------------------------------------------------------------------------
Hong Kong -- 1.7%
   Banks -- 0.2%
        38,500   Hang Seng Bank Ltd.                                    410,927
   Computers and Peripherals -- 0.1%
       736,000   Legend Hldgs. Ltd. *                                   268,932
   Electrical Equipment -- 0.2%
   366,000       Johnson Electric Hldgs. Ltd. *                         431,706
   Industrial Conglomerates -- 0.4%
       132,000   Hutchison Whampoa                                      985,801
   Real Estate -- 0.8%
       161,000   Cheung Kong Hldgs. Ltd.                              1,341,710
        87,000   Sun Hung Kai Properties Ltd.                           660,886
                                                                  -------------
                                                                      4,099,962
-------------------------------------------------------------------------------
India -- 0.2%
   Chemicals -- 0.2%
        34,400   Reliance Industries Ltd. GDR+*                         412,112
-------------------------------------------------------------------------------
Ireland -- 2.3%
   Airlines -- 0.8%
       289,495   Ryanair Hldgs. PLC *                                 1,783,561
   Construction Materials -- 1.5%
       213,600   CRH PLC                                              3,568,927
                                                                  -------------
                                                                      5,352,488
-------------------------------------------------------------------------------
Italy  -- 2.8%
   Insurance -- 1.2%
       217,730   Riunione Adriatica di Sicurita SPA                   2,916,786
   Oil and Gas -- 1.6%
       234,100   ENI SPA                                              3,715,301
                                                                  -------------
                                                                      6,632,087
-------------------------------------------------------------------------------
Japan -- 19.2%
   Automobiles -- 1.6%
        24,800   Honda Motor Co. *                                    1,005,531
       103,800   Toyota Motor Corp.                                   2,753,798

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
   Banks -- 0.6%
           201   Mitsubishi Tokyo Fin. Group, Inc.                $   1,354,924
   Building Products -- 0.9%
       121,000   Tostem Inax Hldg. Corp. *                            2,064,364
   Chemicals -- 1.8%
        47,600   Shin-Etsu Chemical Co. Ltd. *                        2,045,134
       492,000   Sumitomo Chemical                                    2,237,017
   Diversified Financials -- 1.1%
        52,400   Promise Co.                                          2,640,437
   Diversified Telecommunication Services -- 0.6%
           346   Nippon Tele. & Tel. Corp.                            1,423,084
   Electrical Equipment -- 0.2%
        69,000   Matsushita Electric Works Ltd.                         495,057
   Electronic Equipment and Instruments -- 2.0%
       298,000   Hitachi *                                            1,926,751
        38,100   Kyocera Corp.                                        2,781,254
   Household Durables -- 0.8%
        13,500   Nintendo Co. Ltd.                                    1,987,862
   Household Products -- 1.6%
       164,000   Kao Corp.                                            3,776,248
   Insurance -- 0.6%
       248,000   Mitsui Sumitomo Insurance Co.                        1,334,502
   Leisure Equipment and Products -- 1.0%
        75,000   Fuji Photo Film Co. Ltd.                             2,421,474
   Multiline Retail -- 0.9%
        44,000   Ito-Yokado Co. Ltd. *                                2,202,478
   Office Electronics -- 0.9%
        56,000   Canon, Inc.                                          2,116,381
   Pharmaceuticals -- 0.9%
        46,000   Takeda Chemical Industries Ltd.                      2,018,604
   Road and Rail -- 1.1%
           553   East Japan Railway                                   2,588,187
   Semiconductor Equipment and Products -- 0.8%
        13,000   Rohm Co. Ltd.                                        1,940,266
   Trading Companies and Distributors -- 1.0%
       351,000   Mitsui & Co. Ltd.                                    2,348,492
   Wireless Telecommunication Services -- 0.8%
           735   NTT DoCoMo, Inc.                                     1,808,910
                                                                  -------------
                                                                     45,270,755
-------------------------------------------------------------------------------
Mexico -- 0.4%
   Banks -- 0.4%
     1,066,000   Grupo Fin. BBVA
                   Bancomer S.A. de C.V. *                              869,092
-------------------------------------------------------------------------------
Netherlands -- 2.7%
   Chemicals -- 1.2%
        62,735   Akzo Nobel NV                                        2,726,571
   Media -- 0.8%
        71,900   Ver Ned Uitgevers                                    1,994,434
   Semiconductor Equipment and Products -- 0.7%
       100,996   ASM Lithography Hldg. NV *                           1,595,896
                                                                  -------------
                                                                      6,316,901
-------------------------------------------------------------------------------
Portugal  -- 3.4%
   Diversified Telecommunication Services -- 1.4%
       465,000   Portugal Telecom. SGPS S.A.                          3,277,372
   Transportation Infrastructure -- 2.0%
       850,870   Brisa-Auto Estradas de Portugal S.A.                 4,780,847
                                                                  -------------
                                                                      8,058,219
-------------------------------------------------------------------------------
Russia  -- 0.3%
   Oil and Gas -- 0.3%
         5,500   YUKOS Corp. ADR                                        764,500
-------------------------------------------------------------------------------
Singapore -- 0.9%
   Airlines -- 0.2%
        73,000   Singapore Airlines Ltd. *                              533,163
   Electronic Equipment and Instruments -- 0.2%
        59,000   Venture Corp. Ltd.                                     470,998
   Media -- 0.5%
       104,846   Singapore Press Hldgs.                               1,181,280
                                                                  -------------
                                                                      2,185,441
-------------------------------------------------------------------------------
South Korea  -- 0.5%
  Banks -- 0.5%
        22,100   Kookmin Bank ADR*                                    1,086,215
-------------------------------------------------------------------------------
Spain -- 2.5%
   Banks -- 1.0%
       304,120   Banco Santander Central Hispano S.A.                 2,410,282
   Tobacco -- 1.5%
       175,120   Altadis S.A.                                         3,607,853
                                                                  -------------
                                                                      6,018,135
-------------------------------------------------------------------------------
Sweden -- 0.9%
   Communications Equipment -- 0.4%
       603,910   LM Ericsson *                                          911,211
   Machinery -- 0.5%
        53,341   Atlas Copco AB                                       1,198,570
                                                                  -------------
                                                                      2,109,781
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Switzerland -- 6.9%
   Construction Materials -- 1.0%
        10,041   Holcim Ltd.                                      $   2,299,029
   Food Products -- 1.3%
        13,200   Nestle S.A.                                          3,071,002
   Insurance -- 2.3%
        54,840   Swiss Reinsurance                                    5,349,795
   Pharmaceuticals -- 2.3%
       125,900   Novartis AG                                          5,524,744
                                                                  -------------
                                                                     16,244,570
-------------------------------------------------------------------------------
Taiwan  -- 0.6%
   Computers and Peripherals -- 0.3%
       225,000   Asustek Computer, Inc. GDR*                            663,750
   Semiconductor Equipment and Products -- 0.3%
        88,000   United Microelectronics Corp. ADR*                     646,800
                                                                  -------------
                                                                      1,310,550
-------------------------------------------------------------------------------
United Kingdom -- 25.1%
   Banks -- 6.6%
       428,000   Barclays PLC                                         3,602,078
       153,625   HBOS PLC                                             1,662,994
       295,000   HSBC Hldgs.                                          3,393,529
       279,000   Lloyds TSB Group PLC                                 2,777,715
       143,088   Royal Bank of Scotland                               4,057,761
   Beverages -- 1.9%
       343,000   Diageo PLC                                           4,455,578
   Construction Materials -- 0.6%
       201,000   Hanson PLC                                           1,435,741
   Diversified Financials -- 0.5%
       133,500   Amvescap PLC                                         1,087,926
   Hotels, Restaurants and Leisure -- 0.2%
        84,128   Compass Group                                          510,498
   Insurance -- 1.2%
       141,000   CGNU PLC                                             1,133,997
       104,000   Prudential Corp.                                       951,382
       227,000   Royal & Sun Alliance Ins. Group                        834,090
   Media -- 1.6%
       148,000   British Sky Broadcasting Group *                     1,419,328
       170,800   Elsevier NV                                          2,323,452
   Oil and Gas -- 3.9%
       852,000   BP Amoco PLC                                         7,157,503
       257,000   Shell Transport & Trading                            1,939,584
   Pharmaceuticals -- 5.0%
        68,564   Astrazeneca                                          2,839,202
       409,277   GlaxoSmithKline PLC                                  8,848,382
   Software -- 0.3%
       269,380   Sage Group                                             696,154
   Tobacco -- 1.9%
       280,900   Imperial Tobacco                                     4,569,687
   Wireless Telecommunication Services -- 1.4%
     2,454,188   Vodafone Group                                       3,367,601
                                                                  -------------
                                                                     59,064,182
-------------------------------------------------------------------------------
                 Total Common Stocks
                   (Cost $246,285,401)                              228,812,438
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Preferred Stocks -- 1.0%
-------------------------------------------------------------------------------
Germany -- 1.0%
   Automobiles -- 1.0%
         4,873   Porsche AG
                   (Cost $1,710,665)                              $   2,317,718

-------------------------------------------------------------------------------
Repurchase Agreement -- 2.7%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    6,458,000   State Street Bank and Trust Co.
                 repurchase agreement, dated
                 6/28/2002, maturity value
                 $6,458,457 at 0.85%,
                 due 7/1/2002 (1)
                   (Cost $6,458,000)                              $   6,458,000
-------------------------------------------------------------------------------
Total Investments -- 100.8%
  (Cost $254,454,066)                                               237,588,156
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.8)%                                         (1,990,255)
--------------------------------------------------------------------------------
Net Assets -- 100%                                                $ 235,597,901
--------------------------------------------------------------------------------

+     Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of Terms:

  ADR - American Depositary Receipt.
  GDR - Global Depositary Receipt.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $254,454,066)                      $ 237,588,156
  Foreign currency (cost $5,416,230)                                  5,434,049
  Cash                                                                      550
  Dividend reclaims receivable                                          554,114
  Dividends receivable                                                  181,905
  Receivable for securities sold                                         18,884
  Receivable for fund shares sold                                         1,865
  Interest receivable                                                       457
  Other assets                                                            1,359
                                                                  -------------
    Total Assets                                                    243,781,339
                                                                  -------------

LIABILITIES
  Payable for fund shares redeemed                                    4,861,285
  Payable for securities purchased                                    3,094,451
  Accrued expenses                                                      227,702
                                                                  -------------
    Total Liabilities                                                 8,183,438
                                                                  -------------
    Net Assets                                                    $ 235,597,901
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   1,898,770
  Additional paid-in capital                                        282,207,257
  Undistributed net investment income                                   337,914
  Accumulated net realized loss on investments
    and foreign currency related transactions                       (32,059,379)
  Net unrealized depreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                   (16,786,661)
                                                                  -------------
    Net Assets                                                    $ 235,597,901
                                                                  =============

Shares Outstanding -- $0.10 par value                                18,987,699
                                                                  =============

Net Asset Value Per Share                                         $       12.41
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Dividends                                                       $   3,296,368
  Interest                                                                6,302
  Less: Foreign tax withheld                                           (373,557)
                                                                  -------------
    Total Income                                                      2,929,113
                                                                  -------------

  Expenses:
    Investment advisory fees -- Note B                                  967,642
    Custodian fees                                                      180,969
    Printing expense                                                     80,917
    Audit fees                                                           14,879
    Directors' fees -- Note B                                             7,935
    Legal fees                                                            2,976
    Insurance expense                                                     2,090
    Loan commitment fees -- Note F                                        2,058
    Registration fees                                                       992
    Other                                                                   226
                                                                  -------------
    Total Expenses                                                    1,260,684
                                                                  -------------

  Net Investment Income                                               1,668,429
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCIES -- NOTE C
    Net realized loss on investments -- Note A                      (20,543,171)
    Net realized gain on foreign currency related
      transactions -- Note A                                            195,390
    Net change in unrealized depreciation of
      investments -- Note C                                          13,075,965
    Net change in unrealized depreciation from
    translation of other assets and liabilities
    denominated in foreign currencies -- Note A                          88,488
                                                                  -------------
  Net Realized and Unrealized Loss on
    Investments and Foreign Currencies                               (7,183,328)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                           $  (5,514,899)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
-----------------------------------------

Statement of Changes in Net Assets

                                                                                         Six Months       Year Ended
                                                                                              Ended     December 31,
                                                                                      June 30, 2002             2001
                                                                                        (Unaudited)        (Audited)
                                                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                             $   1,668,429    $   2,192,972
    Net realized loss on investments and foreign currency related transactions          (20,347,781)     (12,256,441)
    Net change in unrealized appreciation/(depreciation) of investments and
      translation of other assets and liabilities denominated in foreign currencies      13,164,453      (80,925,134)
                                                                                      -------------    -------------
      Net Decrease in Net Assets from Operations                                         (5,514,899)     (90,988,603)
                                                                                      -------------    -------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                                  (177,670)              --
    Net realized gain on investments                                                             --       (5,331,772)
                                                                                      -------------    -------------
      Total Dividends and Distributions to Shareholders                                    (177,670)      (5,331,772)
                                                                                      -------------    -------------

  From Capital Share Transactions:
    Net decrease in net assets from capital share transactions -- Note E                (14,360,906)    (218,312,721)
                                                                                      -------------    -------------
  Net Decrease in Net Assets                                                            (20,053,475)    (314,633,096)

NET ASSETS:
Beginning of period                                                                     255,651,376      570,284,472
                                                                                      -------------    -------------
End of period *                                                                       $ 235,597,901    $ 255,651,376
                                                                                      =============    =============

* Includes undistributed/(overdistributed) net investment income of:                  $     337,914    $  (1,152,845)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                     Six Months
                                                        Ended                    Year Ended December 31, (Audited)
                                                    June 30, 2002     ------------------------------------------------------------
                                                     (Unaudited)           2001        2000         1999         1998         1997
                                                    ------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........................      $  12.72        $  16.24     $ 26.78     $  20.92     $  18.27     $  17.26
                                                       --------        --------     -------     --------     --------     --------

Income from investment
  operations:
  Net investment income .........................          0.08            0.05        0.03         0.10         0.13         0.15
  Net realized and unrealized gain/
    (loss) on investments and translation of
    other assets and liabilities denominated
    in foreign currency .........................         (0.38)          (3.34)      (5.39)        7.86         3.73         1.91
                                                       --------        --------     -------     --------     --------     --------
  Net increase/(decrease) from investment
    operations ..................................         (0.30)          (3.29)      (5.36)        7.96         3.86         2.06
                                                       --------        --------     -------     --------     --------     --------

Dividends and Distributions to Shareholders from:
  Net investment income .........................         (0.01)             --          --        (0.09)       (0.11)       (0.15)
  Distributions in excess of net
    investment income ...........................            --              --          --        (0.01)       (0.01)       (0.15)
  Net realized gain on investments and
    foreign currency related transactions .......            --           (0.23)      (5.18)       (2.00)       (1.09)       (0.75)
                                                       --------        --------     -------     --------     --------     --------
  Total dividends and distributions .............         (0.01)          (0.23)      (5.18)       (2.10)       (1.21)       (1.05)
                                                       --------        --------     -------     --------     --------     --------

Net asset value, end of period ..................      $  12.41        $  12.72     $ 16.24     $  26.78     $  20.92     $  18.27
                                                       --------        --------     -------     --------     --------     --------

Total return* ...................................         (2.36)%(a)      20.40)%    (20.00)%      39.11%       21.17%       11.93%
                                                       --------        --------     -------     --------     --------     --------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .............................      $235,598        $255,651     $70,284     $933,544     $680,290     $534,711
  Ratio of expenses to
    average net assets ..........................          1.04%(b)        0.99%       0.97%        0.96%        0.98%        0.97%
  Ratio of net investment
    income to average net assets ................          1.38%(b)        0.59%       0.12%        0.40%        0.55%        0.74%
  Portfolio turnover rate .......................            19%             40%         55%          52%          47%          51%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
------------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks -- 93.4%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Argentina -- 0.1%
   Food and Drug Retailing -- 0.1%
    21,900  Imp. Y Exp. Patagonia *                                 $    40,342
-------------------------------------------------------------------------------
Brazil -- 3.6%
   Diversified Telecommunication Services -- 0.6%
       39,714   Telecom. Norte Leste
                  Participacoes ADR                                     395,154
   Electric Utilities -- 0.4%
       23,214   Comp. Energetica de Minas ADR                           260,929
   Metals and Mining -- 0.5%
       12,000   Comp. Vale Do Rio Doce ADR*                             332,040
   Oil and Gas -- 1.1%
       39,031   Petroleo Brasileiro S.A. ADR                            736,125
   Paper and Forest Products-- 0.7%
       24,116   Votorantim Celulose e
                  Papel S.A. ADR                                        455,792
   Textiles, Apparel and Luxury Goods -- 0.3%
      127,000   Confeccoes Guararapes S.A. *                            197,526
                                                                    -----------
                                                                      2,377,566
-------------------------------------------------------------------------------
Chile -- 2.1%
   Banks -- 0.6%
       31,000   Banco Santander Chile ADR                               403,000
   Food and Drug Retailing -- 0.5%
       29,800   Distribucion Y Servicio ADR                             354,322
   Metals and Mining -- 1.0%
       70,000   Antofagasta Hldgs.                                      635,017
                                                                    -----------
                                                                      1,392,339
-------------------------------------------------------------------------------
Croatia -- 1.0%
   Pharmaceuticals -- 1.0%
       46,025   Pliva d.d. GDR                                          678,408
-------------------------------------------------------------------------------
Hong Kong -- 5.1%
   Chemicals -- 0.5%
      342,000   Kingboard Chemicals Hldgs. Ltd.                         302,548
   Media -- 0.5%
      690,000   Tom.Com Ltd. *                                          294,144
   Real Estate -- 1.0%
    3,030,000   China Overseas Land & Invest. Ltd.                      341,857
    1,250,000   New World China Land Ltd. *                             328,537
   Specialty Retail -- 0.5%
      574,000   Giordano Int'l. Ltd.                                    353,242
   Wireless Telecommunication Services -- 2.6%
      574,000   China Mobile (Hong Kong) Ltd. *                       1,696,298
                                                                    -----------
                                                                      3,316,626
-------------------------------------------------------------------------------
Hungary -- 0.8%
   Banks -- 0.8%
       64,900   OTP Bank                                                509,727
-------------------------------------------------------------------------------
India -- 5.1%
   Banks -- 0.6%
      129,000   ICICI Bank Ltd.                                         362,763
   Chemicals -- 1.1%
       60,000   Reliance Industries Ltd. GDR+*                          718,800
   Diversified Financials -- 0.7%
       32,700   Housing Dev. Fin. Corp. Ltd. *                          435,888
   Information Technology Consulting and
     Services -- 1.9%
       18,400   Infosys Technology Ltd.                               1,237,048
   Machinery -- 0.4%
       85,000   Punjab Tractors Ltd. *                                  283,565
   Oil and Gas -- 0.4%
       50,000   Bharat Petrol Corp. Ltd. *                              273,281
                                                                    -----------
                                                                      3,311,345
-------------------------------------------------------------------------------
Indonesia -- 0.9%
   Automobiles -- 0.5%
      750,000   Astra Int'l. *                                          365,832
   Multiline Retail -- 0.4%
      522,500   Ramayana Lestari Sentosa *                              250,366
                                                                    -----------
                                                                        616,198
-------------------------------------------------------------------------------
Israel -- 2.6%
   Banks -- 0.7%
      290,000   Bank Hapoalim Ltd. *                                    455,584
   Electronic Equipment and Instruments -- 0.8%
       22,040   Orbotech Ltd. *                                         500,308
   Internet Software and Services -- 0.3%
       15,500   Check Point Software
                  Technologies Ltd. *                                   210,180
   Pharmaceuticals -- 0.8%
        7,600   Teva Pharmaceutical Inds.
                  Ltd. ADR                                              507,528
                                                                    -----------
                                                                      1,673,600
-------------------------------------------------------------------------------
Malaysia -- 4.2%
   Banks -- 0.5%
      142,000   Commerce Asset Hldgs.                                   306,421
   Construction and Engineering -- 0.9%
      416,000   Road Builder (M) Hldgs. Berhad                          591,158
   Diversified Financials -- 0.9%
    1,750,000   Arab-Malaysian Corp. Berhad *                           603,290
   Diversified Telecommunication Services -- 0.1%
       56,000   Maxis Comms. Berhad *                                    72,188
   Hotels, Restaurants and Leisure -- 0.5%
      122,000   Tanjong PLC *                                           327,474
   Industrial Conglomerates -- 0.5%
      245,000   Sime Darby Berhad *                                     322,368
   Marine -- 0.8%
      284,000   Malaysia Int'l. Shipping Corp.                          534,368
                                                                    -----------
                                                                      2,757,267
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Mexico -- 8.8%
   Banks -- 1.9%
      133,500   Grupo Fin. Banorte S.A. de C.V. *                   $   307,243
    1,134,800   Grupo Fin. BBVA Bancomer
                  S.A. de C.V. *                                        925,183
   Beverages -- 0.8%
      218,000   Grupo Modelo S.A.                                       511,552
   Construction and Engineering -- 0.6%
      281,600   Consorcio Ara S.A. de C.V. *                            409,466
   Construction Materials -- 1.0%
       25,182   Cemex S.A. de C.V. ADR                                  663,797
   Diversified Telecommunication Services -- 2.3%
      428,000   Grupo Carso Global Telecom. *                           463,538
       32,400   Telefonos de Mexico S.A. ADR                          1,039,392
   Multiline Retail -- 1.0%
      271,953   Wal-Mart de Mexico S.A. de C.V.                         627,248
   Transportation Infrastructure -- 0.4%
       20,000   Grupo Aeroportuario del Sureste
                  S.A. de C.V. ADR                                      258,000
   Wireless Telecommunication Services -- 0.8%
       22,400   America Movil S.A. de C.V. ADR                          300,160
      428,000   America Telecom S.A. de C.V. *                          253,229
                                                                    -----------
                                                                      5,758,808
-------------------------------------------------------------------------------
People's Republic of China -- 2.2%
   Metals and Mining -- 0.5%
      872,000   Yanzhou Coal Mining                                     318,626
   Oil and Gas -- 0.7%
    2,294,000   PetroChina Co. Ltd.                                     488,226
   Real Estate -- 0.5%
    1,700,000   Beijing North Star Co. Ltd.                             302,958
   Road and Rail -- 0.5%
    1,920,000   Guangshen Railway Co. Ltd.                              364,319
                                                                    -----------
                                                                      1,474,129
-------------------------------------------------------------------------------
Poland -- 0.7%
   Banks -- 0.7%
       20,349   Bank Pekao S.A.                                         466,436
-------------------------------------------------------------------------------
Russia -- 5.0%
   Gas Utilities -- 1.3%
       52,239   OAO Gazprom ADR*                                        856,719
   Metals and Mining -- 0.7%
       20,400   JSC MMC Norilsk Nickel ADR                              423,300
   Oil and Gas -- 3.0%
       35,996   Surgutneftegaz ADR                                      703,722
        9,200   YUKOS Corp. ADR                                       1,278,800
                                                                    -----------
                                                                      3,262,541
-------------------------------------------------------------------------------
South Africa -- 10.0%
   Metals and Mining -- 10.0%
       21,400   Anglo American Platinum Corp.                           835,776
      134,700   Anglo American PLC                                    2,233,916
       17,200   Impala Platinum Hldgs. Ltd.                             948,405
      837,901   Iscor Ltd. *                                          1,777,611
      161,357   Kumba Resources Ltd. *                                  734,431
                                                                    -----------
                                                                      6,530,139
-------------------------------------------------------------------------------
South Korea -- 22.2%
   Banks -- 3.5%
       32,371   Kookmin Bank ADR                                      1,591,034
       13,700   Kookmin Bank *                                          665,071
   Beverages -- 1.0%
       10,400   Hite Brewery Co.                                        641,463
   Building Products -- 0.8%
        5,460   Kumkang Korea Chemical Co. Ltd.                         526,484
   Chemicals -- 2.6%
       73,720   Hyosung Corp.                                           882,434
       85,000   LG Petrochemical Co. Ltd. *                             837,282
   Construction and Engineering -- 1.1%
      112,000   Hyundai Development Co. *                               714,082
   Diversified Financials -- 1.7%
       50,000   Shinhan Financial Group Co. Ltd. *                      706,567
       35,800   Shinyoung Securities Co. Ltd.                           416,625
   Diversified Telecommunication Services -- 0.5%
       15,600   KT Corp. ADR                                            337,740
   Electronic Equipment and Instruments -- 1.2%
        7,330   Hankuk Electric Glass Co. Ltd.                          421,033
       58,699   Samhwa Electronics Co. Ltd.                             392,791
   Insurance -- 1.1%
       11,200   Samsung Fire & Marine
                  Ins. Co. Ltd. *                                       688,944
   Pharmaceuticals -- 0.6%
       20,000   Jeil Pharmaceutical Co.                                 397,340
   Semiconductor Equipment and Products -- 4.1%
        1,800   Samsung Electronics Co. Ltd.                            492,269
       15,900   Samsung Electronics Co.
                  Ltd. GDR+                                           2,183,070
   Trading Companies and Distributors -- 0.8%
       85,400   Samsung Corp. *                                         511,122
   Wireless Telecommunication Services -- 3.2%
        5,500   SK Telecom Co. Ltd. *                                 1,232,128
       34,000   SK Telecom Co. Ltd. ADR*                                842,860
                                                                    -----------
                                                                     14,480,339
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
------------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
Taiwan -- 15.3%
   Banks -- 1.8%
    1,500,000   E. Sun Financial Hldg. Co. Ltd. *                   $   588,147
      755,000   Taipei Bank *                                           603,367
   Chemicals -- 1.1%
      600,000   Formosa Plastic Corp.                                   720,144
   Commercial Services and Supplies -- 0.8%
      600,000   Taiwan Secom *                                          554,924
   Computers and Peripherals -- 1.8%
      240,500   Asustek Computer, Inc. GDR*                             709,475
      475,000   Compeq Mfg. Co. Ltd. *                                  440,736
   Construction and Engineering -- 1.1%
    1,794,000   CTCI Corp. *                                            692,685
   Electrical Equipment -- 0.9%
      270,000   Yageo Corp. GDR*                                        594,000
   Electronic Equipment and Instruments -- 1.6%
      127,000   Hon Hai Precision Inds. Co.
                  Ltd. GDR*                                           1,041,400
   Semiconductor Equipment and Products -- 5.3%
      757,900   Taiwan Semiconductor Mfg.
                  Co. Ltd. *                                          1,542,568
    1,584,800   United Microelectronics Corp. *                       1,902,140
   Textiles, Apparel and Luxury Goods -- 0.9%
    1,385,000   Formosa Taffeta Co. Ltd. *                              601,092
                                                                    -----------
                                                                      9,990,678
-------------------------------------------------------------------------------
Thailand -- 1.1%
   Construction and Engineering -- 0.8%
      275,000   Land & Houses Public Co. Ltd. *                         519,430
   Wireless Telecommunication Services -- 0.3%
      178,400   Total Access Comm. Public
                  Co. Ltd. *                                            181,968
                                                                    -----------
                                                                        701,398
-------------------------------------------------------------------------------
Turkey -- 2.3%
   Diversified Financials -- 1.8%
      268,081   Haci Omer Sabanci Hldg.
                  A.S. ADR*                                             164,856
   80,253,000   Haci Omer Sabanci Hldg. A.S. *                          312,987
   68,800,000   Koc Hldg. A.S. *                                        672,596
   Media -- 0.5%
  200,000,000   Dogan Yayin Hldg. A.S. *                                365,815
                                                                    -----------
                                                                      1,516,254
-------------------------------------------------------------------------------
Venezuela -- 0.3%
   Diversified Telecommunication Services -- 0.3%
       11,778   Comp. Anonima Nacional Tel.
                  de Venezuela ADR                                      167,601
-------------------------------------------------------------------------------
                Total Common Stocks
                  (Cost $59,740,437)                                 61,021,741
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Preferred Stocks -- 4.3%
-------------------------------------------------------------------------------
Brazil-- 3.5%
   Aerospace and Defense -- 0.6%
       17,588   Embraer-Empresa Brasileira de
                  Aeronautica ADR                                       376,383
   Banks -- 0.4%
    5,100,000   Banco Itau S.A.                                         288,441
   Industrial Conglomerates -- 0.8%
      766,104   Itausa-Investimentos Itau S.A.                          514,528
   Metals and Mining -- 0.7%
       18,000   Comp. Vale do Rio Doce *                                464,475
   Oil and Gas -- 0.6%
       24,000   Petroleo Brasileiro S.A. ADR                            417,600
   Wireless Telecommunication Services -- 0.4%
    1,719,000   Celular CRT Participacoes S.A.                          248,517
                                                                    -----------
                                                                      2,309,944
-------------------------------------------------------------------------------
Thailand -- 0.8%
   Banks -- 0.8%
      697,000   Siam Commercial Bank *                                  482,164
-------------------------------------------------------------------------------
                Total Preferred Stocks
                  (Cost $2,938,004)                                   2,792,108
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Warrants -- 0.0%
-------------------------------------------------------------------------------
       53,600   Kingboard Chemicals Hldgs. Ltd.
                  Warrants, expiring 12/31/2003*
                  (Cost $0)                                         $    12,988
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 4.5%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$   2,944,000   State Street Bank and Trust Co.
                repurchase agreement, dated
                6/28/2002,  maturity value
                $2,944,209 at 0.85%, due
                7/1/2002 (1)
                 (Cost $2,944,000)                                  $ 2,944,000
-------------------------------------------------------------------------------
Total Investments -- 102.2%
  (Cost $65,622,441)                                                 66,770,837
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (2.2)%                                         (1,418,120)
-------------------------------------------------------------------------------
Net Assets -- 100%                                                  $65,352,717
-------------------------------------------------------------------------------

+     Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of Terms:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $65,622,441)                        $ 66,770,837
  Foreign currency (cost $385,027)                                      384,699
  Cash                                                                      754
  Receivable for securities sold                                        196,646
  Dividends receivable                                                  184,231
  Receivable for fund shares sold                                        29,456
  Dividend reclaims receivable                                              452
  Interest receivable                                                       209
  Other assets                                                              241
                                                                   ------------
    Total Assets                                                     67,567,525
                                                                   ------------

LIABILITIES
  Payable for fund shares redeemed                                    2,019,102
  Payable for securities purchased                                      122,981
  Accrued foreign capital gains tax                                      40,134
  Accrued expenses                                                       32,591
                                                                   ------------
    Total Liabilities                                                 2,214,808
                                                                   ------------
    Net Assets                                                     $ 65,352,717
                                                                   ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                            $    643,846
  Additional paid-in capital                                         64,925,995
  Undistributed net investment income                                   116,460
  Accumulated net realized loss on investments
    and foreign currency related transactions                        (1,462,459)
  Net unrealized depreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                     1,128,875
                                                                   ------------
    Net Assets                                                     $ 65,352,717
                                                                   ============

Shares Outstanding -- $0.10 Par Value                                 6,438,461
                                                                   ============

Net Asset Value Per Share                                          $      10.15
                                                                   ============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Dividends                                                        $    705,337
  Interest                                                                9,061
  Less: Foreign tax withheld                                            (66,855)
                                                                   ------------
    Total Income                                                        647,543
                                                                   ------------

  Expenses:
    Investment advisory fees -- Note B                                  328,341
    Custodian fees                                                       96,894
    Audit fees                                                           16,637
    Printing expense                                                     11,653
    Directors' fees -- Note B                                             1,289
    Registration fees                                                       992
    Legal fees                                                              396
    Insurance expense                                                       339
    Loan commitment fees -- Note F                                          275
    Other                                                                   226
                                                                   ------------
                                                                        457,042
                                                                   ------------

  Net Investment Income                                                 190,501
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCIES -- NOTE C
    Net realized gain on investments -- Note A                        6,183,555
    Net realized gain on foreign currency related
      transactions -- Note A                                             65,822
    Net change in unrealized appreciation of
      investments -- Note C                                          (3,495,413)
    Net change in unrealized depreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note A                         1,978
    Foreign Capital Gains Tax                                           (66,475)
                                                                   ------------
  Net Realized and Unrealized Gain on
    Investments and Foreign Currencies                                2,689,467
                                                                   ------------
      NET INCREASE IN NET ASSETS
        FROM OPERATIONS                                            $  2,879,968
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
------------------------------------------

Statement of Changes in Net Assets

                                                                                          Six Months      Year Ended
                                                                                               Ended    December 31,
                                                                                       June 30, 2002            2001
                                                                                         (Unaudited)       (Audited)
                                                                                        ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                               $    190,501    $    475,803
    Net realized gain/(loss) on investments and foreign currency related transactions      6,182,902      (5,588,617)
    Net change in unrealized appreciation/(depreciation) of investments and
      translation of other assets and liabilities denominated in foreign currencies       (3,493,435)      8,025,872
                                                                                        ------------    ------------
    Net Increase in Net Assets from Operations                                             2,879,968       2,913,058
                                                                                        ------------    ------------

  Dividends to Shareholders from:
    Net investment income                                                                    (22,768)       (104,530)
                                                                                        ------------    ------------

  From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions -- Note E        5,982,605      (4,931,883)
                                                                                        ------------    ------------
  Net Increase/(Decrease) in Net Assets                                                    8,839,805      (2,123,355)

NET ASSETS:
Beginning of period                                                                       56,512,912      58,636,267
                                                                                        ------------    ------------
End of period *                                                                         $ 65,352,717    $ 56,512,912
                                                                                        ============    ============

* Includes undistributed/(overdistributed) net investment income of:                    $    116,460    $    (51,273)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                   Six Months
                                                      Ended                         Year Ended December 31, (Audited)
                                                  June 30, 2002     ---------------------------------------------------------------
                                                   (Unaudited)           2001          2000          1999         1998         1997
                                                  ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........................   $    9.57       $    9.02     $   12.73     $    7.39    $   10.17     $  10.54
                                                    ---------       ---------     ---------     ---------    ---------     --------

Income from investment
  operations:
  Net investment income/(loss) ..................        0.03            0.07         (0.04)         0.01         0.09         0.09
  Net realized and unrealized gain/
    (loss) on investments and translation of
    other assets and liabilities denominated
    in foreign currency .........................        0.55            0.50         (3.50)         5.33        (2.81)        0.12
                                                    ---------       ---------     ---------     ---------    ---------     --------
  Net increase/(decrease) from investment
    operations ..................................        0.58            0.57         (3.54)         5.34        (2.72)        0.21
                                                    ---------       ---------     ---------     ---------    ---------     --------

Dividends and Distributions to Shareholders from:
  Net investment income .........................        0.00(a)        (0.02)           --            --           --        (0.06)
  Net realized gain on investments and
    foreign currency related transactions .......          --              --         (0.17)           --           --        (0.33)
  In excess of net realized gain on investments .          --              --            --            --           --        (0.19)
  Tax return of capital .........................          --              --            --            --        (0.06)          --
                                                    ---------       ---------     ---------     ---------    ---------     --------
  Total dividends and distributions .............        0.00           (0.02)        (0.17)           --        (0.06)       (0.58)
                                                    ---------       ---------     ---------     ---------    ---------     --------

Net asset value, end of period ..................   $   10.15       $    9.57     $    9.02     $   12.73    $    7.39     $  10.17
                                                    ---------       ---------     ---------     ---------    ---------     --------

Total return* ...................................        6.10%(b)        6.30%       (27.81)%       72.26%      (26.77)%       1.97%
                                                    ---------       ---------     ---------     ---------    ---------     --------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .............................   $  65,353       $  56,513     $  58,636     $  92,256    $  50,664     $ 87,014
  Ratio of expenses to
    average net assets ..........................        1.39%(c)        1.48%         1.38%         1.44%        1.49%        1.40%
  Ratio of net investment
    income/(loss) to average net assets .........        0.58%(c)        0.84%        (0.22)%        0.12%        1.16%        0.76%
  Portfolio turnover rate .......................          51%            103%           95%           96%          69%          64%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks -- 97.4%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 2.0%
    51,225  Alliant Techsystems, Inc. *                            $  3,268,155
    65,400  Precision Castparts Corp.                                 2,158,200
                                                                   ------------
                                                                      5,426,355
-------------------------------------------------------------------------------
Air Freight and Logistics -- 0.5%
    63,600  UTi Worldwide, Inc.                                       1,257,372
-------------------------------------------------------------------------------
Airlines -- 1.3%
   156,000  Skywest, Inc.                                             3,648,840
-------------------------------------------------------------------------------
Auto Components -- 1.8%
   171,500  American Axle & Mfg. Hldgs., Inc. *                       5,100,410
-------------------------------------------------------------------------------
Automobiles -- 0.6%
    37,900  Winnebago Inds., Inc.                                     1,667,600
-------------------------------------------------------------------------------
Banks -- 11.1%
    48,400  Allegiant Bancorp, Inc.                                     879,428
    55,880  Associated Banc-Corp                                      2,107,235
    34,800  City National Corp.                                       1,870,500
    36,980  Commerce Bancorp, Inc.                                    1,634,516
    42,700  Community Bank System, Inc.                               1,377,075
    97,000  East West Bancorp, Inc.                                   3,348,440
   140,125  Fulton Financial Corp.                                    2,652,566
    56,700  GreenPoint Financial Corp.                                2,783,970
    90,300  Southwest Bancorp. of Texas, Inc. *                       3,270,666
    93,000  Sovereign Bancorp, Inc.                                   1,390,350
    72,000  UCBH Hldgs., Inc.                                         2,736,720
    43,500  Valley National Bancorp                                   1,209,300
   134,100  W Hldg. Co., Inc.                                         3,245,220
    66,450  Wintrust Financial Corp.                                  2,297,177
                                                                   ------------
                                                                     30,803,163
-------------------------------------------------------------------------------
Beverages -- 2.3%
    78,200  Boston Beer Co., Inc. *                                   1,243,380
    74,000  Constellation Brands, Inc. *                              2,368,000
   144,100  Cott Corp. *                                              2,736,459
                                                                   ------------
                                                                      6,347,839
-------------------------------------------------------------------------------
Biotechnology -- 0.5%
    37,300  Charles River Laboratories Int'l. *                       1,307,365
-------------------------------------------------------------------------------
Chemicals -- 3.5%
    89,600  Cabot Corp.                                               2,567,040
    74,100  OM Group, Inc.                                            4,594,200
    97,200  Spartech Corp.                                            2,646,756
                                                                   ------------
                                                                      9,807,996
-------------------------------------------------------------------------------
Commercial Services and Supplies -- 5.3%
    61,700  Banta Corp.                                               2,215,030
    91,500  Daisytek Int'l. Corp. *                                   1,551,840
   119,000  FactSet Research Systems, Inc.                            3,542,630
    70,650  FTI Consulting, Inc. *                                    2,473,456
   102,000  National Processing, Inc. *                               2,631,600
   133,400  On Assignment, Inc. *                                     2,374,520
                                                                   ------------
                                                                     14,789,076
-------------------------------------------------------------------------------
Communications Equipment -- 0.6%
   224,400  Foundry Networks, Inc. *                                  1,577,532
-------------------------------------------------------------------------------
Computers and Peripherals -- 0.7%
   274,400  Synaptics, Inc. *                                         2,068,976
-------------------------------------------------------------------------------
Construction and Engineering -- 0.6%
    50,200  Jacobs Engineering Group, Inc. *                          1,745,956
-------------------------------------------------------------------------------
Diversified Financials -- 2.4%
    61,400  Financial Federal Corp. *                                 2,032,340
   117,800  LaBranche & Co., Inc. *                                   2,697,620
    39,100  Legg Mason, Inc.                                          1,929,194
                                                                   ------------
                                                                      6,659,154
-------------------------------------------------------------------------------
Electric Utilities -- 0.9%
    68,200  Black Hills Corp.                                         2,360,402
-------------------------------------------------------------------------------
Electrical Equipment -- 0.5%
    75,600  AstroPower, Inc. *                                        1,484,784
-------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 2.0%
   111,200  Planar Systems, Inc. *                                    2,140,600
   117,700  Plexus Corp. *                                            2,130,370
    50,100  Veeco Instruments, Inc. *                                 1,157,811
                                                                   ------------
                                                                      5,428,781
-------------------------------------------------------------------------------
Energy Equipment and Services -- 1.8%
    71,800  Offshore Logistics, Inc. *                                1,715,302
   114,800  Patterson-UTI Energy, Inc. *                              3,240,804
                                                                   ------------
                                                                      4,956,106
-------------------------------------------------------------------------------
Food and Drug Retailing -- 1.1%
   160,000  United Natural Foods, Inc. *                              3,120,000
-------------------------------------------------------------------------------
Food Products -- 1.1%
    58,200  American Italian Pasta Co. *                              2,967,618
-------------------------------------------------------------------------------
Gas Utilities -- 0.7%
    70,700  NUI Corp.                                                 1,944,250
-------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 0.9%
    29,800  Diagnostic Products Corp.                                 1,102,600
   136,100  VISX, Inc. *                                              1,483,490
                                                                   ------------
                                                                      2,586,090
-------------------------------------------------------------------------------
Health Care Providers and Services -- 5.9%
    71,900  AdvancePCS *                                              1,721,286
    32,100  DIANON Systems, Inc. *                                    1,714,782
    47,600  First Health Group Corp. *                                1,334,704
    67,000  Henry Schein, Inc. *                                      2,981,500
    37,300  LifePoint Hospitals, Inc. *                               1,354,363
   113,600  MAXIMUS, Inc. *                                           3,601,120
   162,225  Province Healthcare Co. *                                 3,627,351
                                                                   ------------
                                                                     16,335,106
-------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 5.1%
   132,000  Argosy Gaming Co. *                                       3,748,800
    62,800  Lone Star Steakhouse & Saloon                             1,481,452
   173,200  Penn National Gaming, Inc. *                              3,143,580
    80,300  Ruby Tuesday, Inc.                                        1,557,820
   155,100  Ryan's Family Steak Houses, Inc. *                        2,048,871
    70,500  Sonic Corp. *                                             2,214,405
                                                                   ------------
                                                                     14,194,928
-------------------------------------------------------------------------------
Household Durables -- 1.7%
    58,518  Beazer Homes USA, Inc. *                                  4,681,440
-------------------------------------------------------------------------------
Household Products -- 0.5%
    73,100  Dial Corp.                                                1,463,462
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Information Technology Consulting and Services -- 3.4%
    93,100  CACI Int'l., Inc. *                                    $  3,555,489
   215,600  Keane, Inc. *                                             2,673,440
    95,900  Manhattan Assoc., Inc. *                                  3,084,144
                                                                   ------------
                                                                      9,313,073
-------------------------------------------------------------------------------
Insurance -- 5.2%
    91,900  Authur J. Gallagher & Co. *                               3,184,335
    53,600  Brown & Brown, Inc.                                       1,688,400
    81,000  Harleysville Group, Inc.                                  2,245,320
    24,700  PartnerRe Ltd. *                                          1,209,065
    71,600  Philadelphia Conso. Hldg. Corp. *                         3,246,344
    74,100  RenaissanceRe Hldgs. Ltd.                                 2,712,060
                                                                   ------------
                                                                     14,285,524
-------------------------------------------------------------------------------
Internet and Catalog Retail -- 1.9%
   136,500  Insight Enterprises, Inc. *                               3,438,435
    66,500  School Specialty, Inc. *                                  1,766,240
                                                                   ------------
                                                                      5,204,675
-------------------------------------------------------------------------------
Internet Software and Services -- 0.6%
   114,300  Keynote Systems, Inc. *                                     836,676
    99,400  S1 Corp. *                                                  734,566
                                                                   ------------
                                                                      1,571,242
-------------------------------------------------------------------------------
Leisure Equipment and Products -- 1.1%
    92,600  Action Performance Cos., Inc. *                           2,926,160
-------------------------------------------------------------------------------
Media -- 1.6%
   260,500  Cumulus Media, Inc. *                                     3,589,690
    19,100  Entercom Comm. Corp. *                                      876,690
                                                                   ------------
                                                                      4,466,380
-------------------------------------------------------------------------------
Metals and Mining -- 0.5%
    48,400  Peabody Energy Corp.                                      1,369,720
-------------------------------------------------------------------------------
Oil and Gas -- 3.0%
    87,000  Equitable Resources, Inc.                                 2,984,100
    31,300  Evergreen Resources, Inc. *                               1,330,250
    48,600  Premcor, Inc. *                                           1,249,992
    37,200  Western Gas Resources, Inc.                               1,391,280
    65,550  XTO Energy, Inc.                                          1,350,330
                                                                   ------------
                                                                      8,305,952
-------------------------------------------------------------------------------
Paper and Forest Products -- 0.5%
    69,900  Glatfelter                                                1,314,120
-------------------------------------------------------------------------------
Pharmaceuticals -- 3.0%
    51,800  CIMA Labs, Inc. *                                         1,249,416
    77,600  Medicis Pharmaceutical Corp. *                            3,318,176
   150,900  Taro Pharmaceutical Inds. Ltd. *                          3,700,068
                                                                   ------------
                                                                      8,267,660
-------------------------------------------------------------------------------
Real Estate -- 4.0%
    57,400  AMB Ppty. Corp. *                                         1,779,400
    86,500  Arden Realty, Inc.                                        2,460,925
    39,900  CenterPoint Pptys. Corp.                                  2,314,599
    26,300  Gables Residential Trust                                    839,759
    54,800  Prentiss Pptys. Trust                                     1,739,900
    79,000  Reckson Assocs. Realty Corp.                              1,967,100
                                                                   ------------
                                                                     11,101,683
-------------------------------------------------------------------------------
Road and Rail -- 0.5%
    60,800  P.A.M. Transportation Svcs., Inc. *                       1,460,416
-------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 3.2%
   154,400  Axcelis Technologies, Inc. *                              1,744,720
   128,800  Brooks-PRI Automation, Inc. *                             3,292,128
   218,900  Monolithic System Technology, Inc. *                      2,451,680
   128,800  Pericom Semiconductor Corp. *                             1,492,792
                                                                   ------------
                                                                      8,981,320
-------------------------------------------------------------------------------
Software -- 7.3%
   233,700  Borland Software Corp. *                                  2,407,110
    58,400  Catapult Comm. Corp. *                                    1,277,266
   104,000  Concord Comms., Inc. *                                    1,713,920
    77,850  Fair, Issac & Co., Inc.                                   2,558,930
   124,800  Henry Jack & Associates, Inc.                             2,082,912
   115,700  HNC Software, Inc. *                                      1,932,190
    97,700  Informatica Corp. *                                         692,693
   224,900  J.D. Edwards & Co. *                                      2,732,535
    51,300  JDA Software Group, Inc. *                                1,449,738
   111,550  THQ, Inc. *                                               3,326,421
                                                                   ------------
                                                                     20,173,715
-------------------------------------------------------------------------------
Specialty Retail -- 4.7%
    58,400  Charlotte Russe Hldg., Inc. *                             1,304,072
    57,950  Chico's FAS, Inc. *                                       2,104,744
   141,400  Cost Plus, Inc *                                          4,306,903
    66,800  Genesco, Inc. *                                           1,626,580
    92,900  Group 1 Automotive, Inc. *                                3,544,135
                                                                   ------------
                                                                     12,886,434
-------------------------------------------------------------------------------
Textiles, Apparel and Luxury Goods -- 1.5%
    25,700  Coach, Inc. *                                             1,410,930
   180,100  Phillips-Van Heusen Corp.                                 2,809,560
                                                                   ------------
                                                                      4,220,490
-------------------------------------------------------------------------------
            Total Common Stocks
              (Cost $254,699,570)                                   269,579,165
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 2.4%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$6,701,000  State Street Bank and Trust Co.
            repurchase agreement, dated
            6/28/2002,  maturity value $6,702,067
            at 1.91%, due 7/1/2002 (1)
              (Cost $6,701,000)                                    $  6,701,000
-------------------------------------------------------------------------------
Total Investments -- 99.8%
  (Cost $261,400,570)                                               276,280,165
Cash, Receivables and Other Assets
  Less Liabilities -- 0.2%                                              669,272
-------------------------------------------------------------------------------
Net Assets -- 100%                                                 $276,949,437
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $261,400,570)                      $ 276,280,165
  Cash                                                                       50
  Receivable for securities sold                                      5,031,569
  Dividends receivable                                                  173,412
  Receivable for fund shares sold                                       157,965
  Interest receivable                                                     1,067
  Other assets                                                            1,099
                                                                  -------------
    Total Assets                                                    281,645,327
                                                                  -------------

LIABILITIES
  Payable for securities purchased                                    4,439,856
  Payable for fund shares redeemed                                       42,685
  Accrued expenses                                                       41,542
  Due to affiliates                                                     171,807
                                                                  -------------
    Total Liabilities                                                 4,695,890
                                                                  -------------
    Net Assets                                                    $ 276,949,437
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   1,917,933
  Additional paid-in capital                                        256,255,977
  Distributions in excess of net investment income                     (200,218)
  Accumulated net realized gain on investments                        4,096,150
  Net unrealized appreciation of investments                         14,879,595
                                                                  -------------
    Net Assets                                                    $ 276,949,437
                                                                  =============

Shares Outstanding -- $0.10 par value                                19,179,327
                                                                  =============

Net Asset Value Per Share                                         $       14.44
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Dividends                                                       $     808,680
  Interest                                                              153,152
  Less: Foreign tax withheld                                             (2,321)
                                                                  -------------
    Total Income                                                        959,511
                                                                  -------------

  Expenses:
    Investment advisory fees -- Note B                                1,037,799
    Custodian fees                                                       52,278
    Printing expense                                                     43,143
    Audit fees                                                           10,193
    Directors' fees -- Note B                                             5,951
    Legal fees                                                            4,355
    Registration fees                                                     3,122
    Insurance expense                                                     1,550
    Loan commitment fees -- Note F                                        1,204
    Other                                                                   228
                                                                  -------------
    Total Expenses                                                    1,159,823
                                                                  -------------

  Net Investment Loss                                                  (200,312)
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE C
    Net realized gain on investments -- Note A                       12,574,215
    Net change in unrealized appreciation
      of investments -- Note C                                      (17,910,685)
                                                                  -------------
  Net Realized and Unrealized Loss
    on Investments                                                   (5,336,470)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                           $  (5,536,782)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                              Six Months       Year Ended
                                                                                   Ended     December 31,
                                                                           June 30, 2002             2001
                                                                             (Unaudited)        (Audited)
                                                                           -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income/(loss)                                           $    (200,312)   $      31,170
    Net realized gain/(loss) on investments                                   12,574,215       (1,434,578)
    Net change in unrealized appreciation of investments                     (17,910,685)     (21,358,568)
                                                                           -------------    -------------
      Net Decrease in Net Assets from Operations                              (5,536,782)     (22,761,976)
                                                                           -------------    -------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                        (11,465)         (19,806)
    Net realized gain on investments                                                  --          (13,047)
                                                                           -------------    -------------
      Total Dividends and Distributions to Shareholders                          (11,465)         (32,853)
                                                                           -------------    -------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note E      16,459,922          817,200
                                                                           -------------    -------------
  Net Increase/(Decrease) in Net Assets                                       10,911,675      (21,977,629)

NET ASSETS:
Beginning of period                                                          266,037,762      288,015,391
                                                                           -------------    -------------
End of period *                                                            $ 276,949,437    $ 266,037,762
                                                                           =============    =============

* Includes undistributed/(overdistributed) net investment income of:       $    (200,218)   $      11,559

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                            Six Months                                                              April 2, 1997+
                                               Ended                   Year Ended December 31, (Audited)            to December 31,
                                           June 30, 2002     -----------------------------------------------------       1997
                                           (Unaudited)            2001            2000          1999          1998     (Audited)
                                           ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...................   $   14.71        $   15.96       $   17.18     $   12.74     $   13.63     $   10.00
                                            ---------        ---------       ---------     ---------     ---------     ---------

Income from investment
  operations:
  Net investment income/(loss) ..........       (0.01)            0.00(a)        (0.01)         0.02          0.01          0.03
  Net realized and unrealized gain/
    (loss) on investments ...............       (0.26)           (1.25)          (0.60)         4.44         (0.79)         3.80
                                            ---------        ---------       ---------     ---------     ---------     ---------
  Net increase/(decrease) from investment
    operations ..........................       (0.27)           (1.25)          (0.61)         4.46         (0.78)         3.83
                                            ---------        ---------       ---------     ---------     ---------     ---------

Dividends and Distributions
  to Shareholders from:
  Net investment income .................        0.00(a)          0.00(a)           --         (0.02)        (0.01)        (0.03)
  Net realized gain on investments ......          --             0.00(a)        (0.61)           --         (0.10)        (0.17)
                                            ---------        ---------       ---------     ---------     ---------     ---------
  Total dividends and distributions .....        0.00             0.00           (0.61)        (0.02)        (0.11)        (0.20)
                                            ---------        ---------       ---------     ---------     ---------     ---------

Net asset value, end of period ..........   $   14.44        $   14.71       $   15.96     $   17.18     $   12.74     $   13.63
                                            ---------        ---------       ---------     ---------     ---------     ---------

Total return* ...........................       (1.83)%(b)       (7.83)%         (3.38)%       35.04%        (5.75)%       38.32%(b)
                                            ---------        ---------       ---------     ---------     ---------     ---------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .....................   $ 276,949        $ 266,038       $ 288,015     $ 258,419     $ 193,593     $  87,749
  Ratio of expenses to
    average net assets ..................        0.84%(c)         0.84%           0.82%         0.83%         0.89%         0.96%(c)
  Ratio of net investment
    income/(loss) to average net assets .       (0.14)%(c)        0.01%          (0.05)%        0.17%         0.17%         0.48%(c)
  Portfolio turnover rate ...............          60%             134%            128%          100%           59%           22%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sales price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise from the potential inability of a counterparty to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      BGIF and BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, BGIF and BGEMF are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by BGIF and BGEMF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by BGIF and BGEMF. The daily changes in the variation margin are recognized as unrealized gains or losses by BGIF and BGEMF. The investments of BGIF and BGEMF in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization/accretion of premium/discount, is recorded on an accrual basis.

Taxes

      Each Fund qualifies and intends to continue to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

-------------------------------------------------
Note B -- Investment Management Agreements
          and Payments to or from Related Parties
-------------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation"), a wholly-owned subsidiary of GIAC. GIS receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive $2,000 per committee meeting fee also allocated among all funds in the Guardian Fund Complex based on relative average daily net assets.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2002 were as follows:

                                      BGIF            BGEMF            GSCSF
                                      ----            -----            -----
Purchases ......................  $ 46,546,167     $38,749,223     $170,630,316
Proceeds .......................  $ 61,391,161     $31,685,772     $154,112,358

      The cost of investments owned at June 30, 2002 for federal income tax purposes for the Funds was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 2002 were as follows:

                                      BGIF             BGEMF           GSCSF
                                      ----             -----           -----
Gross Appreciation .............  $  20,084,141    $ 7,612,225     $ 33,356,505
Gross Depreciation .............    (36,950,051)    (6,579,410)     (18,476,910)
                                  -------------    -----------     ------------
  Net Unrealized Appreciation/
    (Depreciation) .............  $ (16,865,910)   $ 1,032,815     $ 14,879,595
                                  =============    ===========     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                            Six Months Ended       Year Ended    Six Months Ended         Year Ended
                                                    June 30,     December 31,            June 30,       December 31,
                                                        2002             2001                2002               2001
                                                  (Unaudited)        (Audited)         (Unaudited)          (Audited)
---------------------------------------------------------------------------------------------------------------------
                                                            Shares                                Amount
---------------------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                                        7,780,870        6,186,498       $  96,779,602      $  81,724,971
Shares issued in reinvestment of
   dividends and distributions                        14,599          377,872             177,670          5,331,772
Shares repurchased                                (8,910,264)     (21,586,870)       (111,318,178)      (305,369,464)
---------------------------------------------------------------------------------------------------------------------
   Net decrease                                   (1,114,795)     (15,022,500)      $ (14,360,906)     $(218,312,721)
---------------------------------------------------------------------------------------------------------------------
o Baillie Gifford Emerging Markets Fund
Shares sold                                        4,517,616        1,508,303       $  48,715,069      $  13,530,502
Shares issued in reinvestment of  dividends            2,148           11,362              22,768            104,530
Shares repurchased                                (3,984,910)      (2,115,738)        (42,755,232)       (18,566,915)
---------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                           534,854         (596,073)      $   5,982,605      $  (4,931,883)
---------------------------------------------------------------------------------------------------------------------
o The Guardian Small Cap Stock Fund
Shares sold                                        4,150,457        4,078,633       $  62,138,037      $  58,564,012
Shares issued in reinvestment of
   dividends and distributions                           773            2,293              11,464             32,853
Shares repurchased                                (3,060,314)      (4,040,172)        (45,689,579)       (57,779,665)
---------------------------------------------------------------------------------------------------------------------
   Net increase                                    1,090,916           40,754       $  16,459,922      $     817,200
---------------------------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2002, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------